Exhibit 99.7
October 3, 2007 Deb Evans VP / GMM Product Development

The Power of One One authentic Cracker Barrel Brand Restaurant & Retail

Brand Leverage through Retail How will retail leverage the brand? Merchandise Planning - Create with the end in mind New Packaging Concept Maximize the Cracker Barrel Brand Potential Focused Concept Theme Development Integrated Cross Merchandising & Presentation FLO - Floor set Location Optimization Holistic Store Experience

Merchandise Planning Create with the end in mind Buying and product development process driven with focus Visual Drivers Volume Drivers Unit Drivers

Brand Leverage Through Retail How will retail leverage the brand? Merchandise Planning - Create with the end in mind New Packaging Concept Maximize the Private Brand Potential Focused Concept Theme Development Integrated Cross Merchandising & Presentation FLO - Floor set Location Optimization Holistic Store Experience

Packaging Strategy Drive Sales growth by developing packaging that supports and leverages the personality of the brand, adding value to the product and shopping experience. Leverage the emotional connection. Embrace brand authenticity. Support "look and feel" seasonal direction. Communicate story telling and/or features and benefits. Create operational packaging improvements.

Retail Packaging Impact Increased Brand Loyalty Increased likelihood of purchase, conversions. Creates more browsing, more buyers. Provide cues of a revitalized energy leading to more engagement and purchase intent. Portray a genuine sense of quality, better value, higher AUR.

Brand Impact with Iconic Visuals Brand Impact with Iconic Visuals

Visual Validation Visual Validation

Creating the Emotional Connection Creating the Emotional Connection

Current Retail Food Packaging Current Retail Food Packaging

Current Pancake Mix and Apple Butter Packaging Packaging Packaging

Proposed New Pancake Mix and Apple Butter Packaging Butter Packaging Butter Packaging

Creating the Emotional Connection Creating the Emotional Connection

Creating Iconic Gift Wrap Creating Iconic Gift Wrap

Brand Leverage Through Retail How will retail leverage the brand? Merchandise Planning - Create with the end in mind New Packaging Concept Maximize the Private Brand Potential Focused Concept Theme Development Integrated Cross Merchandising & Presentation FLO - Floor set Location Optimization Holistic Store Experience

Chocolate Chocolate Chocolate

American Heritage American Heritage American Heritage

Family Road Trip

Family Road Trip Family Road Trip

State Fair

State Fair

Inspirational Baby Inspirational Baby

Cracker Barrel Kids Cracker Barrel Kids

Family Reunion Insert Family Reunion art art art

Apple Apple Apple

Brand Leverage Through Retail How will retail leverage the brand? Merchandise Planning - Create with the end in mind New Packaging Concept Maximize the Private Brand Potential Focused Concept Theme Development Integrated Cross Merchandising & Presentation FLO - Floor set Location Optimization Holistic Store Experience

Integrated Cross Merchandising & Presentation Create cross merchandise product Presentations (i.e. apparel, gifts, accessories and food) Maximize clear and easy shopping experience Signal energy & newness to the customer

Brand Leverage Through Retail How will retail leverage the brand? Merchandise Planning - Create with the end in mind New Packaging Concept Maximize the Private Brand Potential Focused Concept Theme Development Integrated Cross Merchandising & Presentation FLO - Floor set Location Optimization Holistic Store Experience

Brand Leverage Through Retail How will retail leverage the brand? Merchandise Planning - Create with the end in mind New Packaging Concept Maximize the Private Brand Potential Focused Concept Theme Development Integrated Cross Merchandising & Presentation FLO - Floor set Location Optimization Holistic Store Experience

The Power of Brand Brands with Energy are brands that thrive. Brands that are authentic are brands that thrive. Brands that are unique and offer value are brands that thrive.

Q&A Brand Leverage Through Retail Terry Maxwell & Deb Evans